UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): November 26, 2013 (November 20, 2013)
 AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
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Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)

(480) 474-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 20, 2013, American Residential Properties, Inc. (the “Company”) announced via a press release (the “Launch Press Release”) that American Residential OP, L.P., the operating partnership through which the Company conducts its business (the “Operating Partnership”), commenced a private offering (the “Offering”) exempt from registration in reliance on Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) of $100 million aggregate principal amount of the Operating Partnership’s Exchangeable Senior Notes due 2018 (the “Notes”), to be offered and sold by the initial purchasers only to qualified institutional buyers in accordance with Rule 144A under the Securities Act. The Operating Partnership also granted the initial purchasers in the Offering an option, exercisable for 30 days, to purchase up to an additional $15 million aggregate principal amount of the Notes to cover over-allotments, if any. The Notes will be senior unsecured obligations of the Operating Partnership and will be guaranteed by the Company on a senior unsecured basis.

On November 21, 2013, the Company announced via a press release (the “Pricing Press Release”) that the Operating Partnership had priced the Offering. The Notes will pay interest semi-annually at a rate of 3.25% per annum and mature on November 15, 2018. The Notes will have an initial exchange rate of 46.9423 shares of the Company's common stock per $1,000 principal amount of the Notes, representing an exchange price of approximately $21.30 per share of the Company's common stock and an exchange premium of approximately 22.5% based on the last reported sale price of $17.39 per share of Company common stock on November 21, 2013. Closing of the sale of the Notes is expected to occur on November 27, 2013.

Copies of the Launch Press Release and the Pricing Press Release are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively, and are hereby incorporated herein by reference. The two press releases are being filed for the purpose of complying with Rule 135c under the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are based upon the Company’s expectations, but these statements are not guaranteed to occur. For example, the fact that the Offering has priced may imply that it will close, but the closing is subject to conditions customary in transactions of this type and may be delayed or may not occur at all. Investors should not place undue reliance upon forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release announcing launch of private offering of $100 million of Exchangeable Senior Notes due 2018.
99.2	Press release announcing pricing of private offering of $100 million of 3.25% Exchangeable Senior Notes due 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

November 26, 2013	By:	/s/ Shant Koumriqian
Name: Shant Koumriqian
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release announcing launch of private offering of $100 million of Exchangeable Senior Notes due 2018.
99.2	Press release announcing pricing of private offering of $100 million of 3.25% Exchangeable Senior Notes due 2018.